SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2003

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Blair Mill Road, Willow Grove, PA	19090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 784-6000

ITEM 5.    OTHER EVENTS

Filed as Exhibit 99.1 is a Management’s Discussion and Analysis of Financial Condition and Results of Operation for the Company’s fiscal year ended September 30, 2003, and prior periods and filed as Exhibit 99.2 are the Company’s Consolidated Balance Sheet as at September 30, 2003 and Consolidated Statements of Operations, Cash Flows and Changes in Shareholders’ Equity for the period then ended, together with the notes thereto (the “Financial Statements”) together with the Report of Independent Auditors of PricewaterhouseCoopers LLP thereon dated November 19, 2003.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Financial Statements

99.3	Consent of PricewaterhouseCoopers LLP (Independent Accountant)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: November 20, 2003	By:	/s/ MAURICE CARSON

Maurice Carson, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Financial Statements

99.3	Consent of PricewaterhouseCoopers LLP (Independent Accountant)

4